Item 1: Report to Shareholders

Prime Reserve Portfolio	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

Money market securities produced positive returns in the 6- and 12-month periods ended December 31, 2005. Money market yields rose as the Federal Reserve continued to remove its accommodative monetary policy with four quarter-point increases in the fed funds rate in the last six months and a total of 13 quarter-point rate increases since mid-2004. The year ended with growing expectations that the Fed was nearing the end of its rate-tightening program.

Economy and Interest Rates

Conditions in the U.S. economy were favorable over the last six months. Economic growth as measured by gross domestic product (GDP) was probably about 3%, job growth was steady, and unemployment hovered around 5%. Fears of higher inflation and slower economic growth, however, picked up in the third quarter. Oil prices spiked in late August to $70 per barrel as Hurricane Katrina severely disrupted energy production along the Gulf Coast, but settled around $60 by the end of December. In addition, consumer sentiment soured as gasoline temporarily surged above $3 per gallon, and higher oil and natural gas prices presaged a significant jump in heating costs this winter. A sharp fourth-quarter decline in energy costs helped lift consumer sentiment and tempered fears of a significant acceleration of inflation.

Federal Reserve officials acknowledged the economic uncertainty stemming from hurricane damage and elevated energy costs, but concluded that the effects on the economy would be temporary and persisted in raising short-term interest rates at a gradual pace. In the last six months, the central bank lifted the federal funds target rate from 3.25% to 4.25%, a level not seen in more than four years. However, there have been signs in recent months that the Fed may be nearing the end of its rate-tightening program, which began 18 months ago when the fed funds rate was 1.00%. The strongest evidence comes from the Fed’s most recent monetary policy meeting on December 13, 2005. According to the minutes and the post-meeting statement, central bank officials no longer characterize monetary policy as being ?accommodative,? and they believe that the number of additional interest rate increases ?probably would not be large.?

The Fed’s rate increases have substantially boosted the yields offered by money market instruments. As shown in the graph at left, 90-day and 6-month Treasury bill yields climbed steadily throughout the year, closely tracking the fed funds rate.

Your portfolio returned 1.67% in the last six months of 2005 and 2.79% for the entire year. Although these returns are low, the portfolio outperformed its Lipper benchmark in both periods, as shown in the Performance Comparison table. Our emphasis on commercial paper, medium-term notes, and certificates of deposit (CDs), which have a yield advantage over Treasury bills, and our defensive maturity posture for much of the year helped our relative results.

Based on the core personal consumption expenditures (PCE) deflator, which is the Fed’s preferred measure of inflation, real (inflation-adjusted) short-term interest rates are around 2.25% . Even with nominal short-term rates 325 basis points (3.25%) higher than they were 18 months ago and with real rates approaching their long-term average, central bank officials indicated after the December 13 monetary policy meeting that “some further measured policy firming is likely to be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance.” In other words, we should expect at least a few more quarter-point rate hikes.

We positioned the portfolio less defensively during the second half of 2005 as the Fed made it clear that it would continue raising rates at a gradual pace. Given little chance that the Fed would raise rates by more than 25 basis points (0.25%) per meeting, we allowed the portfolio’s weighted average maturity to mirror closely the six-week cycle of the Fed’s monetary policy meetings as well as the average maturity of other money market mutual funds. However, as the short-term yield curve steepened, we extended our maturity target range to capture attractive yields offered by longer-term money market securities. Because money market yields already reflected expectations of at least two or three more quarter-point rate increases, we felt that this was an opportune time to extend our average maturity.

The portfolio’s credit profile continues to be very high, as indicated in the Short-Term Quality Diversification table. We continued to emphasize commercial paper and medium-term notes, which represented 67% of the portfolio at the end of 2005. However, the assets are well diversified by issuer and industry. Certificates of deposit represent the bulk of our other investments. We still have some exposure to tax-exempt municipal securities, as you can see in the Security Diversification table, though higher nominal interest rates have helped alleviate some of the imbalances that made tax-exempt yields so appealing. We do not anticipate having significant exposure to municipal issues going forward, but we will be alert to any opportunities should they arise.

Outlook

Given the continuing strength of the economy and the fact that long-term interest rates have not moved substantially higher, we believe the Fed will raise the fed funds rate to 5.00% by the middle of 2006, at which time any further moves would depend on the outlook for economic growth and inflation. Money market yields are likely to keep rising as well, which is a plus for money market investors.

A key advantage of a money market portfolio is that it can pass higher short-term rates through to shareholders more quickly than bank products with an administered rate. However, we are always mindful that our primary concerns are safety of principal and liquidity and, when these objectives are met, the highest possible yield.

Respectfully submitted,

James M. McDonald
Chairman of the portfolio’s Investment Advisory Committee

January 11, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Investing in Money Market Securities

Since money market portfolios are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the portfolio will avoid principal losses if portfolio holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the portfolio’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Glossary

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Prime Reserve Portfolio

For a share outstanding throughout each period				
	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE					
Beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Investment activities					
Net investment income	0.028	0.009	0.007	0.015	0.039
Distributions					
Net investment income	(0.028)	(0.009)	(0.007)	(0.015)	(0.039)
NET ASSET VALUE					
End of period	**$ 1.000**	**$ 1.000**	**$ 1.000**	**$ 1.000**	**$ 1.000**
Ratios/Supplemental Data					
Total return^	**2.79%**	**0.89%**	**0.69%**	**1.47%**	**4.01%**
Ratio of total expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.76%	0.89%	0.69%	1.47%	3.88%
Net assets, end of period (in thousands)	$ 24,111	$ 25,369	$ 21,404	$ 25,628	$ 26,002

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price Prime Reserve Portfolio
December 31, 2005

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Prime Reserve Portfolio
December 31, 2005
(In thousands except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Prime Reserve Portfolio
($ 000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
($ 000s)

Year Ended 12/31/05	12/31/04
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 750	$ 224
Net realized loss	(1)	–
Increase in net assets from operations	749	224
Distributions to shareholders		
Net investment income	(750)	(224)
Capital share transactions*		
Shares sold	19,029	22,696
Distributions reinvested	750	224
Shares redeemed	(21,036)	(18,955)
Increase (decrease) in net assets from capital share transactions	(1,257)	3,965
Net Assets		
Increase (decrease) during period	(1,258)	3,965
Beginning of period	25,369	21,404
End of period	**$ 24,111**	**$ 25,369**
Undistributed net investment income	–	–

*Capital share transactions at net asset value of $1.00 per share

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
December 31, 2005

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 31, 1996. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005, totaled $750,000 and were characterized as ordinary income for tax purposes. At December 31, 2005, the tax-basis components of net assets were as follows:

At December 31, 2005, the cost of investments for federal income tax purposes was $24,022,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and
Shareholders of T. Rowe Price Prime Reserve Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Prime Reserve Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 7, 2006

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Chairman of the Board,
1994 [113]	and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004); Director, Mercantile Bank
(4/03 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, President, and Chief
2001 [113]	Executive Officer, The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Director, Canyon Resources Corp. and Golden Star
2001 [113]	Resources Ltd. (5/00 to present) and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn (1943)	Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003); Managing Director
2003 [113]	and Head of International Private Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company and
Georgia Pacific

F. Pierce Linaweaver (1934)	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
1994 [113]

Theo C. Rodgers** (1941)	President, A&R Development Corporation
2005 [97]

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate
1994 [113]	Advisors, L.P.; Director, AMLI Residential Properties Trust

* Each independent director serves until retirement, resignation, or election of a successor.
** Elected effective April 1, 2005.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Mary J. Miller, CFA (1955)	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President, Fixed
2004 [37]	Income Series

James S. Riepe (1943)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
1994 [113]	Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price
Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Fixed Income Series	Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Brian E. Burns (1960)	Assistant Vice President, T. Rowe Price
Vice President, Fixed Income Series

Jennifer A. Callaghan (1969)	Vice President, T. Rowe Price
Vice President, Fixed Income Series

Joseph A. Carrier (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Fixed Income Series	Investment Services, Inc., and T. Rowe Price Trust Company

Patrick S. Cassidy, CFA (1964)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Fixed Income Series	International, Inc., and T. Rowe Price Trust Company

Alisa Fiumara, CFA (1974)	Assistant Vice President, T. Rowe Price
Vice President, Fixed Income Series

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice
Chief Compliance Officer, Fixed Income Series	President, T. Rowe Price Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Fixed Income Series

Michael J. Grogan, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Fixed Income Series

Terri L. Hett (1959)	Employee, T. Rowe Price
Assistant Vice President, Fixed Income Series

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Fixed Income Series	T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Keir R. Joyce (1972)	Vice President, T. Rowe Price
Assistant Vice President, Fixed Income Series

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Fixed Income Series	Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Executive Vice President, Fixed Income Series	Price Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Fixed Income Series	Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Fixed Income Series

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Fixed Income Series	Price Savings Bank

Edward A. Wiese (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
President, Fixed Income Series	Price Trust Company; Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,330	$6,948
Audit-Related Fees	471	977
Tax Fees	2,082	1,884
All Other Fees	394	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Fixed Income Series, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006